UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008

Movie Gallery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24548	63-1120122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 West Main Street, Dothan, Alabama 36301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (334) 677-2108

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On May 20, 2008, Movie Gallery issued a press release announcing (i) its emergence from chapter 11 bankruptcy protection and (ii) the new members of the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

On May 20, 2008, Movie Gallery issued a press release announcing the appointment of C.J. Gabriel, Jr. as President and Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.2.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference into this Current Report, as well as other statements made by Movie Gallery, may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, Movie Gallery’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to Movie Gallery’s operations and business environment, which may cause the actual results of Movie Gallery to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the ability of Movie Gallery to successfully implement all post-emergence aspects of its confirmed plan of reorganization; (ii) the ability of Movie Gallery to manage liquidity needs and operate subject to the terms of its financing facilities; (iii) the ability of Movie Gallery to maintain contracts and leases that are critical to its operations; (iv) the ability of Movie Gallery to execute its business plans and strategy, including the operational restructuring initially announced in 2007, and to do so in a timely fashion; (v) financial results that may be volatile and may not reflect historical trends; (vi) the ability of Movie Gallery to attract, motivate and/or retain key executives and associates; (vii) general economic or business conditions affecting the video and game rental and sale industry (which is dependent on consumer spending), either nationally or regionally, being less favorable than expected; and (viii) Movie Gallery’s ability to attract and retain customers; and (ix) increased competition in the video and game rental and sale industry. Other risk factors are listed from time to time in Movie Gallery’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the year ended December 31, 2006. Movie Gallery disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.

ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release Dated May 20, 2008 Regarding Emergence from Bankruptcy and the Board of Directors.

99.2	Press Release Dated May 20, 2008 Regarding C.J. Gabriel, Jr.’s Appointment as President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.

Date: May 27, 2008

	BY:	/s/ S. Page Todd
S. Page Todd
Executive Vice President, Secretary and General Counsel

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